Exhibit 99.3

Transaction Update August 8. 2020

© 2020 Majesco. All rights reserved 2 Disclaimer : The material in this presentation is given in summary form and does not purport to be complete . Information in this presentation, including forecast financial information, should not be considered as advice or a recommendation to investors or potential investors in relation to holding, purchasing or selling securities . This presentation may contain forward looking statements and undue reliance should not be placed on these forward looking statements . Important Information : In connection with the proposed merger, Majesco will file a consent solicitation statement and other relevant documents concerning the proposed merger with the SEC . The consent solicitation statement and other materials filed with the SEC will contain important information regarding the merger, including, among other things, the recommendation of Majesco's board of directors with respect to the merger . SHAREHOLDERS ARE URGED TO READ THE CONSENT SOLICITATION STATEMENT AND OTHER CONSENT MATERIALS THAT MAJESCO FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS . You will be able to obtain the consent solicitation statement, as well as other filings containing information about Majesco, free of charge, at the website maintained by the SEC at www . sec . gov . Copies of the consent solicitation statement and other filings made by Majesco with the SEC can also be obtained, free of charge, by directing a request to Majesco, 412 Mount Kemble Ave . , Suite 110 C, Morristown, NJ 07960 , Attention : Corporate Secretary . Participants in the Solicitation : Majesco and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of consents from Majesco’s shareholders with respect to the proposed merger . Information regarding the executive officers and directors of Majesco and their respective ownership of Majesco common stock is included in the Proxy Statement for Majesco’s 2020 Annual Meeting of Stockholders (the “ 2020 Proxy Statement”), filed with the SEC on July 29 , 2020 . To the extent that holdings of Majesco’s securities have changed since the amounts printed in the 2020 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC . More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the consent solicitation statement and other materials to be filed with SEC in connection with the proposed merger .

© 2020 Majesco. All rights reserved 3 Cautionary Language Concerning Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act . These forward - looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty . These forward - looking statements should, therefore, be considered in light of various important factors, including those set forth in Majesco’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1 A – Risk Factors” in Majesco’s Annual Report on Form 10 - K, as amended by its Quarterly Reports on Form 10 - Q . Important factors that could cause actual results to differ materially from those described in forward - looking statements contained in this press release include, but are not limited to : the incurrence of unexpected costs, liabilities or delays relating to the merger ; the failure to satisfy the conditions to the merger and including regulatory approvals ; the failure to obtain approval of the merger by the shareholders of Majesco’s parent company Majesco Limited ; and These forward - looking statements should not be relied upon as predictions of future events and Majesco cannot assure you that th e events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward - looking statements prov e to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Majesco or any other pe rso n that we will achieve our objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forwar d - l ooking statements, which speak only as of the date of this presentation. Majesco disclaims any obligation to publicly update or release any revisions to these forward - looking statements, whether as a result of new information, future events or otherwise, after the date of this press release or to re fle ct the occurrence of unanticipated events, except as required by law

1. Transaction Summary Update 2. Transaction Value Update 3. Transaction Realization Update to Shareholders 4. Appendix AGENDA

Transaction Summary Update

Transaction Update

- Majesco (MJCO), subsidiary of Majesco Limited, today announced that it has signed an **amended definitive agreement** to be acquired by **Thoma Bravo, L.P**., a leading private equity firm focused on the software and technology-enabled services sectors, in a transaction valuing the company at $**729 million**
- Under the amendment, Thoma Bravo agreed to increase the amount of cash it will pay to acquire all of our outstanding shares **from $13.10 per share to $16.00 per share**. This price represents a premium of approximately **113%** over MJCO's average closing price during the 30-trading day period ending July 17, 2020.
- The increased offer from Thoma Bravo and the amendment followed MJCO's receipt of an unsolicited acquisition proposal from an unaffiliated third party
- MJCO's Board of Directors has unanimously approved the merger and recommends that shareholders approve the merger. MJCO will solicit written consents from its shareholders to approve the Merger Agreement.
- Completion of the merger is not subject to a financing condition, but is subject to the accuracy of the representations and warranties, performance of the covenants and other agreements included in the Merger Agreement, approval of the shareholders of MJCO and Majesco Limited in India and customary closing conditions for a transaction of this type including regulatory approvals in the US and India
- Majesco Ltd. Board has unanimously approved the stake sale pursuant to the Merger at the revised price, at its board meeting held on August 8, 2020. In order to enhance successful completion of the proposed transaction, under the Revised Support Agreement, the Specified Promoters have agreed, in their individual capacity as the shareholders of the Company, to exercise their respective votes in favour of the Merger, and against any competing proposals. Further, post the termination of the Merger Agreement and for a period of 7 months thereafter, the Specified Promoters have contractually agreed to exercise 50% of their aggregate voting rights against any competing proposals in accordance with the terms and conditions of the Revised Support Agreement.

Timeline

- Transaction related approvals remain unchanged in India and US
- The transaction is expected to close by the end of 2020

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MAJESCO

Transaction Value Update

Revised Transaction Value

Majesco (MJCO) - Transaction Value		
	Unit	**Value**
Transaction price per share	USD	16.0
Fully Diluted Shares	Nos Mn	45.55
Equity Value	USD Mn	728.7
Implied Enterprise value	USD Mn	700.2
P/E (FY 2020)	X	72.3
EV / Adjusted EBITDA (FY2020)*	X	38.9
EV / Revenue (FY 2020)	X	4.8

Previous Transaction Value

Majesco (MJCO) - Transaction Value		
	Unit	**Value**
Transaction price per share	USD	13.1
Fully Diluted Shares	Nos Mn	45.33
Equity Value	USD Mn	593.8
Implied Enterprise value	USD Mn	565.3
P/E (FY 2020)	X	58.4
EV / Adjusted EBITDA (FY2020)*	X	31.4
EV / Revenue (FY 2020)	X	3.9

Increase in Equity Valuation by 22.7%

*Note: The terms EBITDA and Adjusted EBITDA are not defined under U.S. generally accepted accounting principles (U.S. GAAP), and are not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. Reconciliation of Adjusted EBITDA to Net Income is provided in the Appendix (slide 15)

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MAJESCO

Value Realization Update to Majesco Ltd Shareholders

Revised Transaction Value

Majesco Ltd (India) - Value realisation		
	Unit	**Value**
Nos of Shares held in MJCO	Nos Mn	32.11
Price Offered per share	USD	16.0
Value to Majesco Ltd (Pre-tax)	USD Mn	513.8
Value to Majesco Ltd (Pre-tax)	INR Mn	38533
Market Cap as of 17-July-2020*	INR Mn	10576
Difference to current market cap	INR Mn	27957
% Difference to 17th July market cap	%	264.3%

Majesco Ltd (India) - Value realisation per share		
	Unit	**Value**
Current O/s shares	Nos Mn	28.75
Fully Diluted Equity (incl ESOP/RSU)	Nos Mn	30.32
Value on Proposed MJCO Stake Sale	INR Mn	38533
Value after Capital Gains Tax (assumed)	INR Mn	31212
Cash Balance (after transaction expenses)	INR Mn	235
Total Cash Value	INR Mn	31447
Cash Value per share	INR	1037

Previous Transaction Value

Majesco Ltd (India) - Value realisation		
	Unit	**Value**
Nos of Shares held in MJCO	Nos Mn	32.11
Price Offered per share	USD	13.1
Value to Majesco Ltd (Pre-tax)	USD Mn	420.7
Value to Majesco Ltd (Pre-tax)	INR Mn	31549
Current Market Cap (17-July-2020)	INR Mn	10576
Difference to current market cap	INR Mn	20973
% Difference to current market cap	%	198.3%

Majesco Ltd (India) - Value realisation per share		
	Unit	**Value**
Current O/s shares	Nos Mn	28.75
Fully Diluted Equity (incl ESOP/RSU)	Nos Mn	30.32
Value on Proposed MJCO Stake Sale	INR Mn	31549
Value after Capital Gains Tax (assumed)	INR Mn	25555
Cash Balance (after transaction expenses)	INR Mn	262
Total Cash Value	INR Mn	25817
Cash Value per share	INR	852

Increase in Cash Value per share 21.7%

Source: NSE, NASDAQ
Based on closing price on 17-Jul-20 (last trading day before original offer from Thoma Bravo: USD/INR=75
The above nos do not include value for the real estate owned by Majesco Ltd

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7

MAJESCO

© 2020 Majesco. All rights reserved Appendix Last Update – July 20, 2020 8

© 2020 Majesco. All rights reserved Transaction Summary 9 Transaction Majesco (MJCO), subsidiary of Majesco Limited, has signed a definitive agreement to be acquired by Thoma Bravo, L.P., a leading private equity firm focused on the software and technology - enabled services sectors, in a transaction valuing the company at $594 millio n. Following the closing of the transaction, Majesco will operate as a privately - held company. Under the terms of the agreement, all Majesco shareholders of record will receive $13.10 for each share of MJCO’s common stoc k h eld by them upon closing of the transaction. The price represents a premium of approximately 74% over MJCO’s average closing price dur ing the 30 - trading day period ending July 17, 2020. MJCO’s Board of Directors has unanimously approved the merger and recommends that shareholders approve the merger. MJCO will solicit written consents from its shareholders to approve the Merger Agreement. Completion of the merger is not subject to a financing condition, but is subject to the accuracy of the representations and w arr anties, performance of the covenants and other agreements included in the Merger Agreement, approval of the shareholders of MJCO and Majesco Limited in India and customary closing conditions for a transaction of this type including regulatory approvals in th e U S and India Majesco Ltd. Board has unanimously approved the stake sale at its board meeting held on July 20, 2020 . Rationale Transaction unlocks significant value for Shareholders at the Hold Co. Level – Majesco Limited The Acquiror is desirous of holding 100% of MJCO and take private in US. Accordingly, merger was the best route available to consummate the proposed transaction under the applicable regulatory framework in the US.

© 2020 Majesco. All rights reserved Majesco Group Legal Structure 10 MAJESCO LTD (BSE/NSE) MAJESCO (MJCO) (NASDAQ) 74.07% Promoters Public 61.77% 38.23% Public 25.93% 8 Direct & Indirect Subsidiaries 100.00% NB : Shareholding shown based on outstanding shares Majesco Ltd owns 32.11 Mn shares in Majesco (MJCO)

© 2020 Majesco. All rights reserved Current Market Capitalization 11 Current Market Cap of Majesco (MJCO) USD 331 Mn Source: NSE, NASDAQ Based on closing price on 17 - Jul - 20 Unit Value Close Price on Nasdaq (17-July-2020) USD 7.64 52 week high / low USD 10.03 / 4.57 30 day average USD 7.53 3 month average USD 6.73 6 month average USD 6.55 12 month average USD 7.51 Majesco (MJCO) - US- Market Price Data Current Market Cap of Majesco Ltd INR 10,576 Mn Unit Value Close Price on NSE (17-July-2020) INR 368 52 week high / low INR 567/168 30 day average INR 360 3 month average INR 321 6 month average INR 329 12 month average INR 376 Majesco Ltd (India)- Market Price Data

© 2020 Majesco. All rights reserved Transaction Value Unit Value Transaction price per share USD 13.1 % Premium to close price (17-July-2020) % 71.5% % Premium to 30 days average % 74.0% % Premium to 3 month average % 94.7% % Premium to 52 week high/low % 30.6%/186.7% Price Premiums *Note: The terms EBITDA and Adjusted EBITDA are not defined under U.S. generally accepted accounting principles (U.S. GAAP), and are not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. Reconciliation of Adjusted EBITDA to Net Income is pr ovided in the Appendix (Slide 15) Unit Value Transaction price per share USD 13.1 Fully Diluted Shares Nos Mn 45.33 Equity Value USD Mn 593.8 Implied Enterprise value USD Mn 565.3 P/E (FY 2020) X 58.4 EV / Adjusted EBITDA (FY2020)* X 31.4 EV / Revenue (FY 2020) X 3.9 Majesco (MJCO) - Transaction Value 12

© 2020 Majesco. All rights reserved Value Realization to Majesco Ltd Shareholders Unit Value Nos of Shares held in MJCO Nos Mn 32.11 Price Offered per share USD 13.1 Value to Majesco Ltd (Pre-tax) USD Mn 420.7 Value to Majesco Ltd (Pre-tax) INR Mn 31549 Current Market Cap (17-July-2020) INR Mn 10576 Difference to current market cap INR Mn 20973 % Difference to current market cap % 198.3% Majesco Ltd (India) - Value realisation Source: NSE, NASDAQ Based on closing price on 17 - Jul - 20 USD/INR=75 The above nos do not include value for the real estate owned by Majesco Ltd Unit Value Current O/s shares Nos Mn 28.75 Fully Diluted Equity (incl ESOP/RSU) Nos Mn 30.32 Value on Proposed MJCO Stake Sale INR Mn 31549 Value after Capital Gains Tax (assumed) INR Mn 25555 Cash Balance INR Mn 262 Total Cash Value INR Mn 25817 Cash Value per share INR 852 Majesco Ltd (India) - Value realisation per share 13

© 2020 Majesco. All rights reserved Use of Proceeds, Approvals and Timelines Use of Proceeds Key Approvals The Company intends to distribute entire proceeds from the sale of its stake in Majesco (MJCO) (net of taxes, transaction costs and other expenses to be incurred during the intermediary period), to the Company’s shareholders in a tax efficient manner, as expeditiously as possible. The distribution to shareholders is anticipated to be in the form of share buyback and / or dividend Timelines Expected Transaction Closure Date – on or before end of 2020 Approval in India Shareholder approval RBI Approval 281 - Income Tax NOC Approval in US SEC Clearance HSR / Anti Trust Shareholder Approval 14

© 2020 Majesco. All rights reserved Reconciliation of Adjusted EBITDA to Net Income NET CASH/ (DEBT) TION FY19 NET CASH POSITION 15 FY20 Add: Exceptional Items: M&A Costs $0.4M $0.0M $0.7M Add: Stock Based Compensation $2.9M $1.6M $2.9M Less: Reversal of accrual for contingent liability $(0.8)M $0.0M $(2.8)M Net Income Add: Provision for Tax Add: Depreciation & Amortization Add: Interest Expenses Less: Interest Income Less: Other (Income) / expenses net EBITDA $14.5M $(0.9)M $0.1M $3.5M $4.7M $0.6M $(0.0)M $(0.0)M $4.5M $6.1M $4.3M $0.5M $(0.1)M $(0.4)M $6.7M $17.0M $9.7M $4.2M $4.8M $(1.3)M $17.2M $18.0M Note : The terms EBITDA and Adjusted EBITDA are not defined under U . S . generally accepted accounting principles (U . S . GAAP), and are not a measure of operating income, operating performance or liquidity presented in accordance with U . S . GAAP . FY17 Adjusted EBITDA $0.4M $(0.6)M 15

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